UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 21, 2004

                                  QUOVADX, INC.

             (Exact name of Registrant as Specified in its Charter)





         Delaware                 000-29273                85-0373486
-----------------------------    ------------          -------------------
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)



         6400 S. Fiddler's Green Circle, Suite 1000, Englewood CO 80111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 488-2019





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.


On September 21, 2004, Quovadx, Inc., a Delaware corporation (the "Registrant"), issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that its annual meeting of stockholders will be held at 9:00 a.m. eastern standard time on Friday, December 10, 2004, at The Regency Hotel, 540 Park Avenue, New York, New York 10021. The text of the press release is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

        Exhibit
        Number          Exhibit
        ---------       -------
        99.1            Press release of the Registrant, dated
                        September 21, 2004

--------------------------------------------------------------------------------



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     QUOVADX, INC.

Date: September 21, 2004
                                                     /S/ LINDA K. WACKWITZ
                                                     ------------------------
                                                     Linda K. Wackwitz
                                                     Assistant Secretary

                                  EXHIBIT INDEX

        Exhibit
        Number          Exhibit
        ---------       -------
        99.1            Press release of the Registrant, dated
                        September 21, 2004